Trade and other payables	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

	December 31, 2022	December 31, 2021
Current liabilities	€m	€m
Trade payables	433.3	413.2
Accruals and deferred income	126.4	120.4
Trade terms payable	63.4	93.8
Social security and other taxes	25.0	24.6
Other payables	18.3	20.3
Financial payables	26.1	19.7
Bank overdrafts	2.9	—
Total current trade and other payables	695.4	692.0
Non-current liabilities
Accruals and deferred income	1.1	1.8
Total non-current trade and other payables	1.1	1.8
Total trade and other payables	696.5	693.8
The Company has implemented a Supply Chain Financing (“SCF”) program for its suppliers. The principal purpose of these arrangements is to provide the supplier with the option to access liquidity earlier through the sale of its receivables due from the Company to a bank or other financial institution prior to their due date. Management has determined that the Company’s payables to these suppliers have neither been extinguished nor have the liabilities been significantly modified by these arrangements. The value of amounts payable, invoice due dates and other terms and conditions applicable, from the Company’s perspective, remain unaltered, with only the ultimate payee being changed. At December 31, 2022, there was no material usage of the programs (December 31, 2021: nil). The cash outflows in respect of these arrangements will be recognized within operating cash flows.